Exhibit 10.6

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

LETTER AGREEMENT NO. 14

TO THE AIRBUS A350-900XWB PURCHASE AGREEMENT

dated as of March 5, 2010

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Letter Agreement No. 14 (hereinafter referred to as the “Letter Agreement”) is entered into as of May 6, 2016 by and between AIRBUS S.A.S., a societe par actions simplifiee, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the “Seller”), and UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Dlinois 60606 (hereinafter referred to as the “Buyer”).

WHEREAS, the Buyer and the Seller have entered into the AIRBUS A350-900XWB Purchase Agreement, dated as of March 5, 2010 (which agreement as previously amended and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto is hereinafter called the “Agreement”), and

WHEREAS, the Buyer and the Seller have agreed to set forth in this Letter Agreement certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof’ and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT0900252 - United Airlines, Inc. - A350-900XWB Purchase Agreement-Letter Agreement No. 14        LA14-1

AIRBUS S.A.S. & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

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2.	***

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3.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4.	Law and Jurisdiction

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of New York and the provisions of Clause 22.6 of the Agreement shall apply to this Letter Agreement.

5.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

CT0900252 - United Airlines, Inc. - A350-900XWB Purchase Agreement-Letter Agreement No. 14        LA14-2

AIRBUS S.A.S. & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

UNITED AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Ron Baur	By:	/s/ Christopher Mourey

Its:	VP Fleet	Its:	Senior Vice President Contracts

Date:	5-6-16	Date:	5-6-16

Cf0900252 - United Airlines, Inc. - A350-900XWB Purchase Agreement-Letter Agreement No. 14        LA14-3

AIRBUS S.A.S. & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL